UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2014

AVISTA CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State of other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

Registrant's telephone number, including area code:	509-489-0500
Web site: http://www.avistacorp.com

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
On November 14, 2014, the Board of Directors of Avista Corporation (Avista Corp. or the Company) amended Article VII of the Company’s Bylaws. A complete copy of the Bylaws of Avista Corp., as amended November 14, 2014, is filed as Exhibit 3.2. A copy of the Bylaws of Avista Corp., marked to show amendments effective as of November 14, 2014, is filed as Exhibit 3.3.
The Company's Board of Directors amended the Bylaws to clarify that shares of the Company's capital stock may be issued in either certificated or uncertificated form.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
Exhibits

3.2	Bylaws of Avista Corporation, as amended November 14, 2014.

3.3	Bylaws of Avista Corporation, marked to show amendments effective as of November 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date:	November 20, 2014	/s/ Marian M. Durkin
Marian M. Durkin
Senior Vice President, General Counsel
and Chief Compliance Officer